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                                                                    EXHIBIT 10.4

           THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
               [Letter of Credit and Hedged Inventory Facility]

     THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT [Letter of Credit and Hedged Inventory Facility] (this "Amendment") dated as of the 6th day of September, 2001, by and among PLAINS MARKETING, L.P. ("Borrower"), ALL AMERICAN PIPELINE, L.P. and PLAINS ALL AMERICAN PIPELINE, L.P., as guarantors, FLEET NATIONAL BANK, as Administrative Agent, and the Lenders party hereto.

                             W I T N E S S E T H:

     WHEREAS, Borrower, All American, Plains MLP, Administrative Agent and Lenders entered into that certain Amended and Restated Credit Agreement [Letter of Credit and Hedged Inventory Facility] dated as of May 4, 2001 (as amended, supplemented, or restated to the date hereof, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, All American, Plains MLP, Administrative Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                   ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

                  "Amendment" means this Third Amendment to Amended and
            Restated Credit Agreement [Letter of Credit and Hedged Inventory Facility].

                  "Amendment Documents" means this Amendment.

                  "Credit Agreement" means the Original Agreement as amended hereby.

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                           ARTICLE II. -- Amendments

     (S) 2.1.  Definitions.    The table set forth in the definition of
"Applicable Leverage Level" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:


         Applicable
       Leverage Level                   Leverage Ratio
       --------------                   ----------------

           Level I             greater than or equal to 4.50 to 1.0

           Level II            greater than or equal to 4.25 to 1.0
                                  but less than 4.50 to 1.0

           Level III           greater than or equal to 4.00 to 1.0
                                  but less than 4.25 to 1.0

           Level IV            greater than or equal to 3.50 to 1.0
                                    but less than 4.00 to 1.0

           Level V             greater than or equal to 3.00 to 1.0
                                    but less than 3.50 to 1.0

           Level VI            greater than or equal to 2.25 to 1.0
                                    but less than 3.00 to 1.0

           Level VII                 less than 2.25 to 1.0

     All references to "Level VIII" (and all corresponding data) in the tables set forth in the definitions of "Base Rate Margin", "Commitment Fee Rate", "Letter of Credit Fee Rate" and "LIBOR Rate Margin" in Section 1.1 of the Original Agreement are hereby deleted.

     The definition of "Permitted Investments" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Permitted Investments" means:

          (a) Cash Equivalents,

          (b) Investments described in the Disclosure Schedule,

          (c) Investments by Plains MLP or any of its Subsidiaries in any Wholly Owned Subsidiary of Plains MLP which is either Borrower or a Guarantor,

          (d) Investments in publicly traded units of master limited partnerships whose dividends are "qualifying income" as such term is defined in Section 7704 of the Code (provided, the amount of any such Investments under this clause (d) minus any amounts received on such Investments (excluding dividends thereon) shall not at any time exceed the Dollar Equivalent of $5,000,000), and

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          (e) Permitted Acquisitions.

     (S)  2.2. Indebtedness.  The reference to "$630,000,000" set forth in
Section 7.1(e) of the Original Agreement is hereby amended to refer instead to "$830,000,000", and clause (5) of Section 7.1(g) of the Original Agreement is hereby amended in its entirety to read as follows:

     (5) upon the receipt of net proceeds from the original issuance of such Indebtedness, the US Commitment (as defined in the Revolver Agreement) under the Revolver Agreement shall be reduced (as provided in the Revolver Agreement) by an amount equal to (A) forty percent (40%) of the face amount of such Indebtedness, if the aggregate face amount is less than $350,000,000, or (B) fifty percent (50%) of the face amount of such Indebtedness, if the aggregate face amount of such Indebtedness is equal to or greater than $350,000,000; excluding from such reduction amount an amount equal to twenty-five percent (25%) of the aggregate original principal amount of the Term-B Loans (as defined in the Revolver Agreement);

     (S) 2.3.   Debt to Capital Ratio.  Section 7.14 of the Original
Agreement is hereby amended in its entirety to read as follows:

          Section 7.14. Debt to Capital Ratio. The ratio of (a) all Consolidated Funded Indebtedness to (b) the sum of Consolidated Funded Indebtedness plus Consolidated Net Worth will never be greater than:

          (i)  prior to December 31, 2002, 0.70 to 1.0 at any time; and

          (ii) from and after December 31, 2002, 0.65 to 1.0 at any time."

     (S) 2.4. Open Position.  The reference to "$5,000,000" set forth in
Section 7.15(a)(iii) of the Original Agreement is hereby amended to refer instead to "$12,500,000".

                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first written above, when and only when:

          (i) Administrative Agent shall have received, at Administrative Agent's office (A) a counterpart of this Amendment executed and delivered by Borrower, Plains MLP, All American and Majority Lenders, and (B) a contemporaneous amendment to the Revolver Agreement, amending (I) certain financial covenants on the same terms and conditions set forth herein, and
     (II) various other provisions therein consistent with the amendments set forth herein, in form and substance acceptable to Administrative Agent, executed and delivered by such Persons so as to make such amendment effective,

          (ii) in consideration hereof, Borrower shall have paid to Administrative Agent for the account of each Lender executing and delivering this Amendment an amendment fee

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     in immediately available funds equal to one-twentieth of one percent
     (0.05%) of each such Lender's Percentage Share of the Maximum Facility Amount; and

          (iii) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:

               (A) Officer's Certificate. A certificate of a duly authorized officer of General Partner, to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof, and

               (B) Supporting Documents. Such supporting documents as Administrative Agent may reasonably request.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of Plains MLP and Borrowers. In order to induce Administrative Agent and Lenders to enter into this Amendment, Plains MLP and Borrowers represent and warrant to Administrative Agent and each Lender that:

                  (a) The representations and warranties contained in
     Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date.

                  (b) Each Restricted Person is duly authorized to execute and deliver this Amendment and each other Amendment Document, to the extent a party thereto, and each Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery of this Amendment and each other Amendment Document, to the extent a party thereto, and to authorize the performance of their respective obligations hereunder.

                  (c) The execution and delivery by each Restricted Person of this Amendment and each other Amendment Document, to the extent a party thereto, the performance by each Restricted Person of its respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of any Law or of the organizational documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any Lien upon any assets or properties of any Restricted Person, except in favor of Administrative Agent for the benefit of Lenders and other Permitted Liens. Except for those which have been duly obtained, no consent, approval, authorization or order of any Tribunal or third party is required in connection with the execution and delivery by any Restricted Person of this Amendment or any other Amendment Document, or to consummate the transactions contemplated hereby and thereby.

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                  (d) When duly executed and delivered, each of this Amendment and each other Amendment Document, and each of the Loan Documents, as amended hereby and thereby, will be a legal and binding instrument and agreement of each Restricted Person to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally).


                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents (including but not limited to each Guaranty), as they may be amended or affected by this Amendment or any other Amendment Document, are hereby ratified and confirmed in all respects by each Restricted Person to the extent a party thereto. Any reference to the Credit Agreement in any Loan Document shall be
deemed to refer to this Amendment also.   The execution, delivery and
effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     (S) 5.2. Ratification of Security Documents. Restricted Persons, Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the LC Obligations or the Notes are Obligations and are secured indebtedness under, are guarantied by, and are secured by, each and every Security Document to which any Restricted Person is a party. Each Restricted Person hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the such Restricted Person described as Collateral in any Security Document and re-guarantees all Obligations under the Credit Agreement.

     (S) 5.3. Ratification of Intercreditor Agreement. Each Lender hereby acknowledges and confirms that all Obligations under the Credit Agreement, as amended hereby, and the "Obligations" under the Marketing Credit Agreement, as amended on the date hereof, shall be and shall remain subject to the terms and entitled to the benefits of the Intercreditor Agreement.

     (S) 5.4. Survival of Agreements. All representations, warranties, covenants and agreements of the Restricted Persons herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

     (S) 5.5. Loan Documents. This Amendment and each other Amendment Document is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

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     (S) 5.6.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.7. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:                     PLAINS MARKETING, L.P.

                              By:  Plains Marketing GP Inc., General Partner

                              By:   /s/ Phil Kramer
                                 ------------------
                                    Phil Kramer, Exec. Vice President

GUARANTORS:                   ALL AMERICAN PIPELINE, L.P.

                              By:  Plains Marketing GP Inc., General Partner

                              By:   /s/ Phil Kramer
                                 ------------------
                                    Phil Kramer, Exec. Vice President

                              PLAINS ALL AMERICAN PIPELINE, L.P.

                              By:  Plains AAP, L.P., General Partner

                              By:  Plains All American LLC, General Partner

                              By:   /s/ Phil Kramer
                                 ------------------
                                    Phil Kramer, Exec. Vice President

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LENDER PARTIES:               FLEET NATIONAL BANK,
                              Administrative Agent, LC Issuer and Lender

                              By:     /s/ Terrence Ronan
                                   ---------------------
                                    Terrence Ronan, Managing Director

                              FIRST UNION NATIONAL BANK, Lender

                              By:
                                   ---------------------------------------
                                    Robert R. Wetteroff, Sr. Vice Pres.

                              BANK OF AMERICA, N.A., Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              BANK ONE, NA (MAIN OFFICE CHICAGO),
                              Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              FORTIS CAPITAL CORP., Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              U.S. BANK NATIONAL ASSOCIATION, Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              BANK OF SCOTLAND, Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

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                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION, Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              THE BANK OF NOVA SCOTIA, Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              CREDIT AGRICOLE INDOSUEZ, Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              TORONTO DOMINION (TEXAS), INC., Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              SOUTHWEST BANK OF TEXAS, N.A., Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              UNION BANK OF CALIFORNIA, N.A., Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

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                              COMERICA BANK-TEXAS, Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              BNP PARIBAS, Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              GUARANTY BANK, Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

                              SIEMENS FINANCIAL SERVICES INC., Lender

                              By:
                                   ---------------------------------------
                                    Name:
                                    Title:

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                             CONSENT AND AGREEMENT

     Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party,
(ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Guaranty dated May 4, 2001 made by it for the benefit of Administrative Agent and Lenders, and (iv) expressly acknowledges and agrees that the undersigned guarantees all indebtedness, liabilities and obligations arising under or in connection with any and all Notes pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                              PLAINS MARKETING CANADA LLC

                              By:  Plains Marketing, L.P., its sole member

                                    By:  Plains Marketing GP Inc.,
                                         its general partner

                                    By:   /s/ Phil Kramer
                                       -------------------------------------
                                         Phil Kramer, Exec. Vice President


                              PMC (NOVA SCOTIA) COMPANY

                              By:   /s/ Phil Kramer
                                 -------------------------------------------
                                    Phil Kramer, Exec. Vice President


                              PLAINS MARKETING CANADA, L.P.

                              By:  PMC (Nova Scotia) Company,
                                   General Partner

                              By:  Phil Kramer
                                 ------------------------------------------
                                    Phil Kramer, Exec. Vice President

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